UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2019

Rocky Mountain Chocolate Factory, Inc.

(Exact name of registrant as specified in is charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive

Durango, Colorado 81303

(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant To Section 12(b) Of The Act:

Title of each class registered	Trading symbol(s)	Name of each eachange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Global Market
Preferred Stock Purchase Rights	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2019, the Board of Directors of Rocky Mountain Chocolate Factory, Inc. (the “Company”) amended and restated its Amended and Restated Bylaws (as amended and restated, the “Revised Bylaws”) to implement proxy access. Under new Section 2.13 in the Revised Bylaws, a qualifying stockholder, or a group of up to 20 such stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years, will generally be able to nominate and include in the Company’s proxy materials for an annual meeting of stockholders, qualifying director nominees constituting up to the greater of one nominee or 25% of the total number of directors of the Company; provided that the qualifying stockholder(s) and director nominee(s) satisfy the eligibility, procedural and other requirements specified in the Revised Bylaws, including that notice of a nomination be delivered to the Company not less than 120 days or more than 150 days before the first anniversary of the date that the Company first sent its proxy statement to stockholders for the prior year’s annual meeting. In addition, the Company made certain other changes in the Revised Bylaws consistent with the proxy access implementation.

The foregoing description of the Revised Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Revised Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Rocky Mountain Chocolate Factory, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: December 10, 2019	By:	/s/ Bryan J. Merryman
	Name:	Bryan J. Merryman
	Title:	Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors